EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS ENTERS INTO FRANCHISE AGREEMENT FOR THE SOFITEL CHICAGO MAGNIFICENT MILE

DALLAS, April 3, 2025 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced its plans to transition the 415-room Sofitel Chicago Magnificent Mile to a franchise structure. Under the franchise structure, the hotel will continue to be the Sofitel Chicago Magnificent Mile, but will be managed by Remington Hospitality under the existing terms of its Master Hotel Management Agreement with Braemar. In connection with the conversion, which is expected to be effective in May 2025, Remington Hospitality will give offers for all employees employed on the conversion date to remain in their current positions as employees of a subsidiary of Remington Hospitality. There is no required property improvement plan associated with the conversion, but the Company does plan to renovate the lobby, restaurant, and meeting space over the next two years.
“We are pleased to announce the conversion of the Sofitel Chicago Magnificent Mile from being brand-managed to a franchise, and we look forward to working with the Accor team in this new capacity,” announced Richard J. Stockton, Braemar’s President and Chief Executive Officer. He continued, “We expect an immediate uplift in the value of the property due to the Sofitel brand remaining on the hotel and the management agreement with Remington being terminable on sale.”
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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.